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EXHIBIT 32.2

                              PACKETPORT.COM, INC.

     Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Gustave T. Dotoli, Chief Operating Officer, and Chief Financial Officer of PacketPort.com, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended October 31, 2007 of the Registrant (the "Report"):

       (1)  The  Report  fully  complies  with  the   requirements   of  Section
13(a)[15(d)] of the Securities Exchange Act of 1934, as amended; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: December 13, 2007                   /s/ GUSTAVE T. DOTOLI
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                                          Gustave T. Dotoli
                                          Chief Operating Officer,
                                          Chief Financial Officer






















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